Note 07 - Recoverable Taxes (Detail) (USD $) In Millions	Sep. 30, 2011	Dec. 31, 2010
Local:
Domestic value-added tax (ICMS)	$ 2,922	$ 3,022
PASEP/COFINS	6,989	6,885
Income tax and social contribution	1,220	1,265
Foreign value-added tax (IVA)	27	42
Other recoverable taxes	594	453
Total	11,752	11,667
Less: Long-term recoverable taxes	(5,067)	(6,407)
Current recoverable taxes	$ 6,685	$ 5,260